SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 10, 2006

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                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)

           Delaware                       000-23702              13-3588231
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

         52-16 Barnett Avenue
      Long Island City, New York                                    11104
    (Address of principal executive                               (Zip code)
               offices)

       Registrant's telephone number, including area code: (718) 446-1800

                                 Not Applicable
          (Former name or former address, if changed since last report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         Modification of Earn-Out Agreement

On April 10, 2006, Steven Madden, Ltd. (the "Company") entered into an Amendment to Earn-Out Agreement (the "Amendment") with Daniel M. Friedman ("Friedman"), amending the Earn-Out Agreement, dated February 7, 2006 (the "Earn-Out Agreement"), among the Company, Friedman, Daniel M. Friedman & Associates, Inc. ("DMF") and DMF International, Ltd. ("DMFI," and together with DMF, the "DMF Companies"). The Earn-Out Agreement, which was entered into in connection with the Company's purchase of all of the issued and outstanding shares of capital stock of the DMF Companies from Friedman, governs the eligibility for and payment of certain purchase price payments to Friedman in fiscal years 2008, 2009 and 2010 based on the DMF Companies' financial performance for those years.

The Amendment amends the definition of "EBITDA" contained in the Earn-Out Agreement to include in the calculation of EBITDA certain amounts which previously were subtracted from net sales. The foregoing does not purport to be complete and is qualified in its entirety by reference to the complete Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

Exhibit        Description
-------        -----------
No.
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10.1           Amendment to Earn-Out Agreement, dated as of April 10, 2006, between the Company and Daniel M. Friedman.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STEVEN MADDEN, LTD.


                                        By: /s/ JAMIESON A. KARSON
                                            -----------------------------------
                                            Name:   Jamieson A. Karson
                                            Title:  Chief Executive Officer


Date:  April 12, 2006

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